                                                                                                                        Exhibit 10.3



[LOGO OMITTED]                                                                                                      PAGE 1

Human Resources           Developpement des                                     OFFICIAL USE - RESERVE A L'ADMINISTRATION
Development Canada        ressources humaines Canada                            ---------------------------------------------
                                                                                100 FILE NUMBER     101 OPTIONS/SA/SSA
                                                                                    N DE DOSSIER
                                                                                    U16857-1            >        739
                TRANSITIONAL JOBS FUND-SCHEDULE A                               ---------------------------------------------
FONDS      TRANSITOIRE POUR LA CREATION DEMPLOIS-ANNEXE A                       102 RESP RC         103 BIDGET RC
--------------------------------------------------------------------------------    CR DORIGINE         CR DU BUDGET
1 NAME OF RECIPIENT-NOM DU BENEFICIAIRE                                                 3551            >       3551
                                                                                ---------------------------------------------
  RMH TELESERVICES INTERNATIONAL INC.                                           104 1-ORIGINAL      105 AMEND NO  106 REASON
                                                                                    2-AMENDMENT/MOD     N DE LA       CODE
                                                                                    3-CORRECTION        MOD           CODE DE
                                                                                    4-RENEWAL/RENOUV                  MOTIF
                                                                                       >         1    >            >
------------------------------------------------------------------------------------------------------------------------------
2 LEGAL NAME OF RECIPIENT (IF DIFFERENT FROM ABOVE) NOM LEGAL DU BENEFICIAIRE (SIL EST DEFFERENT DU PRECEDENT)

------------------------------------------------------------------------------------------------------------------------------
3 MAILING ADDRESS-ADRESSE POSTALE                                                  4 AREA CODE  TELEPHONE NO
                                                                                     IND REG    N DE TELEPHONE
 1 EATON MARKET SQUARE, 2ND FLOOR                                                      519     - 7516530
------------------------------------------------------------------------------------------------------------------------------
5 CITY/TOWN-VILLE                               6                  7 POSTAL CODE   8 AREA CODE FAX NO
                                                PROVINCE             CODE POSTAL     IND. REG. N DE TELEPHONE
BRANTFORD                                         ONT                 N3T6C8
------------------------------------------------------------------------------------------------------------------------------
9 NAME OF CONTACT PERSON-NOM DE LA PERSONNE RESSOURCE                             10 TELEPHONE NO (if different from above)
                                                                                     N DE TEL (eff est different du precedent)
  MIKE SCHARFF                                                                       610-5262800

--------------------------------------------------------------------------------
11 OBJECTIVE I DESCRIPTION OF ACTIVITIES/EXPECTED RESULTS/LIST OF PARTNERS AND THEIR CONTRIBUTIONS OBJECTIF/DESCRIPTION DES ACTIVITES/RESULTATS ATTENDUS/LISTE DES PARTENAIRES AINSI QUE LEURS CONTRIBUTIONS. (THIS SECTION IS MEANT AS AN EXECUTIVE SUMMARY. IF A MORE DETAILED PROPOSAL IS REQUIRED, PLEASE ATTACH CETTE SECTION SERT A FOURNIR UN SOMMAIRE DES ACTIVITES. SI UNE PROPOSITION PLUS DETAILLEE EST NECESSAIRE, VEUILLEZ LA JOINDRE.

RMH Teleservices International Inc. is seeking to establish a call centre operation in Brantford to conduct outbound and inbound teleservice functions. Implementation of the centre encompasses 2 phases. HRDC participation will cover the initial start up phase under TJF which will include the establishment of a 200 outbound work station operation employing 200 persons.

Activities include technical equipment acquisition exclusive to call centre operation, purchase of work stations from Canadian suppliers, other officer furniture & equipment, travel costs & expenses, company legal & accounting start up costs, costs of staff recruiting, orientation of Canadian management team plus other administrative project start up costs including travel.

Expected results: approximately 150 full time jobs plus an anticipated 50 part time jobs (division of full time & part time jobs will be subject to the start up needs of of the project)

The entire cost to establish the call centre in Brantford is approximately $12,056,564. HRD participation will occur in 2 stages of over fiscal years 1998/99 and 1999/2000. Under TJF the current start up phase costs are estimated at $2, 085,564 and HRDC contribution at $1,000,000.

Financial Partner:                PNC Bank/Bank of Montreal $1,085,564


--------------------------------------------------------------------------------

12 LOCATION OF ACL1VR1Y - LIEU DE LACTIVITE           13 DURATION OF PROJECT-DUREE DU PROJET
                                                      14   D-J M  Y-A      15  D-J M  Y-A
BRANTFORD                                             FROM 01-03-1999      TO  30-06-1999
                                                      DE                   A
------------------------------------------------------------------------------------------------------------------------------------


16                   17  D-J M  Y-A   18  D-J M  Y-A  19       D-J M  Y-A  20  D-J M Y-A
FUNDING PERIOD
PERIODEDEFINANCEMENT FROM 01-03-1999  TO  31-03-1999  AND FROM             TO
                     DE               A               ET DE                A
------------------------------------------------------------------------------------------------------------------------------------

OFFICIAL USE - RESERVE A LADMINISTRATION - CMS - SGM
------------------------------------------------------------- ----------------------------------------------------------------------

140   FINANCIAL CODE                                    CMS   CONSTIT.    FUTURE YEAR 1               FUTURE YEAR 2
      CODE FINANCIER         CURRENT YEAR AMOUNT   CR   TYPE   CODS     COMMITMENT AMOUNT     CR    COMMITMENT AMOUNT       CR
ALLOT  PROJECT  LINE OBJECT  MONTANT POUR L'ANNEE  CT   GENRE  CODS     MONTANT ENGAGE POUR   CT    MONTANT ENGAGE POUR     CT
AFF.   PROJET   ART.D'EXEC        COURANTE              SGM    GRC       LANNEE A VENIR              LANNEE 2 A VENIR
                                     SGM                CIRC
------------------------------------------------------------------------------------------------------------------------------------

09               5200                                          U07
------------------------------------------------------------------------------------------------------------------------------------

141                            SIGNATURE                                                                       D-J M Y-A
   AGREEMENT VERIFICATION
   VERIFICATION DE LACCORD
------------------------------------------------------------------------------------------------------------------------------------

OFFICIAL USE-RESERVE A LADMINISTRATION-MIS-SIG
------------------------------------------------------------------------------------------------------------------------------------

150 ORIG.     151  CORRESP    152 PROV.   153   HRDC    154           155    156    157         158  YR OF   159 SPECIAL
    TYPE             LANG         RIDING       OFFICER      CONSTIT      NOC    SIC    ACTIVITY     OPERATION    INT GR
    GENRE          LANG DE        CIRC         AGENT DE      CIRC        CHP    CTI    ACTIVITE     ANNEE DE     GR DINT
    DORG           CORRESP        PROV           DRHC                                               FONCT        SPECIAL
------------------------------------------------------------------------------------------------------------------------------------

    10                 E          K007          028          U07       6623     7790
------------------------------------------------------------------------------------------------------------------------------------

100 NATIONAL SPARES                101 REGIONAL SPARES                                  102 HRCC SPARES
    CODES (RESERVE A LAC)              CODES (RESERVE AU BUREAU REGIONAL)                   CODES (RESERVES AUX CRHC)
A  B  C  D                         A  B  C  D  E  F                                     A  B  C

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                              PAGE 2

                                                                                                            ------------------------

                                                                                                            FILE NUMBER-N DE DOSSIER

                                                                                                            U 1 6 8 5 7 - 1
                                                                                                            ------------------------


-------------------------------------------------------------------------------------------------------------------------------
21       HRDC CONTRIBUTION FOR THIS FUNDING PERIOD - CONTRIBUTION DE DRHC POUR LA PERIODE DE FINANCEMENT
-------------------------------------------------------------------------------------------------------------------------------
22 SALARY COSTS                                                                        23
   FRAIS SALARIAUX                                                                                                              5220

-------------------------------------------------------------------------------------------------------------------------------
24 OVERHEAD COSTS EXCLUDING CAPITAL COSTS                                              25
   FRAIS GENERAUX EXCLUANT LES FRAIS D'IMMOBILISATION                                                                           5269

-------------------------------------------------------------------------------------------------------------------------------
26  CAPITAL COSTS                                                                      27
    FRAIS D'IMMOBILISATION                                                                                                      5270

-------------------------------------------------------------------------------------------------------------------------------

                                                                                       ----------------------------------------
                                       TOTAL HRDC CONTRIBUTION FOR THIS FUNDING PERIOD 28                                       5200

                            CONTRIBUTION TOTALE DE DRHC POUR LA PEROIDE DE FINANCEMENT
                                                                                       ----------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    TOTAL PROJECT COST DISTRIBUTION - REPARTITION DES COUTS DU PROJET COMPLET         AMOUNT                 PERCENTAGE
                                                                                      MONTANT                POURCENTAGE
-------------------------------------------------------------------------------------------------------------------------------
    OTHER FEDERAL DEPT/AGENCY                                                   30                           31
1 - AUTRES AGENCES/MINISTERES FEDERAUX                                                                                        %
-------------------------------------------------------------------------------------------------------------------------------
    PROVINCIAL/TERRITORIAL                                                      32                           33
2 - PROVINCE/TERRITOIRE                                                                                                       %
-------------------------------------------------------------------------------------------------------------------------------
    OTHER LEVELS OF GOVT                                                        34                           35
3 - AUTRE PALIERS DE GOUVERNEMENT                                                                                             %
-------------------------------------------------------------------------------------------------------------------------------
    PRIVATE SECTOR                                                              36                           37
4 - SECTEUR PRIVE                                                                   1,085,564.00                         52.05%
-------------------------------------------------------------------------------------------------------------------------------
    ORGANIZATIONS                                                               38                           39
5 - ORGANISMES                                                                                                                %
-------------------------------------------------------------------------------------------------------------------------------
    OTHER                                                                       40                           41
6 - AUTRE                                                                                                                     %
-------------------------------------------------------------------------------------------------------------------------------
    HRDC                                                                        42                           43
7 - DRHC                                                                            1,000,000.00                         47.95%
-------------------------------------------------------------------------------------------------------------------------------
                                       TOTAL                                    44                           45
                                                                                    2,085,564.00                        100.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
46                                                                              DIRECT JOB CREATION        INDIRECT JOB
                      EXPECTED RESULTS - RESULTATS PREVUS                        CREATION DIRECTE           CREATION
                                                                                   D'EMPLOIS               CREATION INDIRECTE
                                                                                                            D'EMPLOIS
-------------------------------------------------------------------------------------------------------------------------------
NUMBER OF PERMANENT FULL TIME JOBS                                              47                         48
NOMBRE DEMPLOIS PERMANENTS A TEMPS PLEIN                                                 150
-------------------------------------------------------------------------------------------------------------------------------
NUMBER OF PERMANENT PART TIME JOBS                                              49                         50
NOMBRE DEMPLOIS PERMANENTS A TEMPS PARTIEL                                                50
-------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SEASONAL JOBS                                                         51                         52
NOMBRE DEMPLOI SAISONNIERS
-------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHORT-TERM JOBS                                                       53                         54
NOMBRE DEMPLOIS DE COURTE DUREE (TEMPORAIRES)
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
FOR AMENDMENTS ONLY - POUR MODIFICATIONS SEULEMENT
-------------------------------------------------------------------------------------------------------------------------------
REASON FOR AMENDMENT
RAISON DE LA MODIFICATION                                                                 [] INCREASE         [] DECREASE
                                                                                             AUGMENTATION        DIMINUTION
                                                                                    -------------------------------------------
                                                                                    MONTANT   $
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

55 INITIALS OF SIGNATORES TO THE AGREEMENT-INITIALES DES SIGNATAIRES DE L'ACCORD
/S/  Michael J. Scharff             3-10-99
------------------------------------------------------------------------------------------------------------------------------------

  EMPLOYER/COORDINATOR/GROUP         DATE             EMPLOYER/COORDINATOR/GROUP         DATE             COMISSION         DATE
EMPLOYEUR/COORDONNATEUR/GROUPE                      EMPLOYEUR/COORDONNATEUR/GROUPE
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

The  information  you provide is  collected  under the  auspices of Human  Resources  Development  for the purpose of  administering

Trainsition Jobs Fund. The information collected will be subject to the Access to Information Act. The information will be placed in

Program  Record  Number  HRDC-HRI  293. Les  renseignements  fournis dans le present  document  sont  recuelilie  sous  rautorite de

Developpement  des  ressources  humaines  aux  fine de  l'administration  du  fonds  transitoire  pour le  creation  d'emplois.  Les renselgnements  obtenus saront aujets a la Loi d'acces a l'information.  Les renseignemente obtenus seront conserves dans le dossier de programme DRHC-IRH 293.
------------------------------------------------------------------------------------------------------------------------------------

EMP 5162 (01-97)8

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
[LOGO OMITTED]                                                           ---------------
HUMAN RESOURCES         DEVELOPPEMENT DES                                FILE NUMBER
DEVELOPMENT CANADA      ressources humaines Canada  SCHEDULE D-ANNEXE D  N DE DOSSIER

                                                                         U16857-1
------------------------------------------------------------------------------------------------------------------------------------

1 NAME OF EMPLOYER/COORDINATOR-NOM DU BENEFICIAIRE

RMH TELESERVICES INTERNATIONAL INC.
------------------------------------------------------------------------------------------------------------------------------------

2.0    ADDITIONAL CONDITONS - CONDITIONS SUPPLEMENTAIRES

It is recognized that the entire project costs for the establishment of a call centre in Brantford is expected to be $12, 056/564.00 for the outbound services of the operation. HRD contribution under TJF will cover the initial the initial start up the operation. Contribution costs are not to exceed $1,000,000.00 as outlined in Schedule A.

The employer has been approved, prior to the agreement start date of March 1st, 1999, to proceed with purchase of technical equipment, work stations, plus other administrative overhead costs necessary to the opening of the operation in Brantford.

Environmental assessments remain the responsibility of the landlord, Laing
Properties, the employer however will ensure that any environmental issues that relate directly to the operation of the call centre are the responsibility of RMH Teleservices International Inc.

Receipts and invoices charged to the project are to be provided upon claim submission. Reimbursement will be at 50% and not to exceed the project total costs of $1,000,000.00 Human Resources Development Canada may withhold 10% or
$100,000.00 as the final payment to ensure that job creation is well underway.

The employer will advertise its vacancies with the Human Resources Centre in addition to any other relevant publications or agencies in order to fill its human resource needs. The Human Resources Centre and its partner agency, Brant
County Employment Services, will assist the employer in its recruiting efforts.
Names and Social Insurance Numbers of those hired will be provided to the Human
Resources Centre. Employment practices shall follow Ontario Employment Labour
Statutes and Regulations including Human Rights legislation.

It is understood that the employer is responsible for all wages and employment related costs of Canadian employees during this start up phase. The employer shall adhere to recognized accepted principles of accounting. The accounting process will be handled through a computerized system and payment of wages through a Canadian entity.

RIAH Teleservices International Inc. agrees to recognize Canada as a financial contributor and further agrees to publish acknowledgment through any publication produced by this project, including media releases and promotional material intended for public distribution.

The project requires a final narrative within 1 month of the completion of the project duration. It is anticipated that the report will be presented to the HRDC in July 1999. The report to include activities of the employer during the project period from 01 March 1999 to 30 June 1999.

A minimum 2 monitoring visits will occur throughout the duration of the project.


------------------------------------------------------------------------------------------------------------------------------------

3 INITIALS OF SIGNATORIES TO THE AGREEMENT-INITIALES DES SIGNATAIRES DE L'ACCORD

/S/ MICHAEL J. SCHARFF        3/10/99
------------------------------------------------------------------------------------------------------------------------------------

    EMPLOYER/COORDINATOR       DATE             EMPLOYER/COORDINATOR        DATE        COMMISSION/DEPARTMENT       DATE
  EMPLOYEUR/COORDONNATEUR                      EMPLOYER/COORDONNATEUR                    COMMISSION/MINISTERE
------------------------------------------------------------------------------------------------------------------------------------

EMP 5161(04-97)


[LOGO OMITTED]
HUMAN RESOURCES         DEVELOPPEMENT DES                                FILE NUMBER
DEVELOPMENT CANADA      ressources humaines Canada

                                                                         File no. U16857-1
                                                                   Options/S.S.A./S.A. 739

THESE ARTICLES OF AGREEMENT ARE MADE AS OF THE  01 day of MARCH________, 1999


BETWEEN:             Her Majesty the Queen in Right of Canada, as represented by the Minister of Human
                              Resources DEVELOPMENT (hereinafter referred to as "CANADA")

                                    HUMAN RESOURCES DEVELOPMENT CANADA
                                   ----------------------------------


AND                                RMH TELESERVICES INTERNATIONAL INC.
                                   -----------------------------------
                                (hereinafter referred to as the "RECIPIENT"

                               1 EATON MARKET SQUARE, BRANTFORD, ONTARIO
                               -----------------------------------------


WHEREAS the RECIPIENT proposes to carry out the project described in Schedule A hereto and has applied to the COMMISSION for financial assistance towards the costs of the project;

AND WHEREAS CANADA wishes to make a contribution towards the costs of the project under its Transitional Jobs Fund program; CANADA and the RECIPIENT agree as follows:

1.0       AGREEMENT

1.1 The following documents and any amendments thereto form the agreement between the CANADA and the RECIPIENT:

          a)      these Articles of Agreement;

          b)      the document attached hereto as Schedule A ENTITLED "Project";

2.0       INTERPRETATION

2.1 Unless the context requires otherwise, the expressions listed below have the following meanings for the purposes of this agreement:

          a) "funding period" means the period described in Schedule A, Page 1, Box 16 entitled "Funding Period";

          b)      "PROJECT" MEANS THE ACTIVITIES DESCRIBED In Schedule A;

3.0       CONTRIBUTION

3.1 Subject to the terms and conditions of this agreement, CANADA agrees to make a CONTRIBUTION to the RECIPIENT of an amount equal to the lesser of: a) N/A % of the eligible costs or b) the contribution amount set out In Schedule A, Page 2, Box 28.

3.2 Notwithstanding section 31, CANADA may, in its absolute discretion, reduce the amount of Its commitment under paragraph 31(b) if

          a) the funding period extends into more than one fiscal year of Canada (April 1 of one year to March 31 of the following year), and

          b) In the plan approved by the Treasury Board for any fiscal year during the funding period following the first fiscal year, there IS a reduction In the estimate of the amount of financial assistance to be PAID out for that fiscal year for the purpose of IMPLEMENTING Transitional Jobs Fund.

3.3 Where, pursuant to section 3.2, CANADA INTENDS to reduce the amount of ITS commitment under paragraph 31, it shall give the RECIPIENT 30 days notice of its intention to do so.

3.4 Where, as a resuit of a reduction In funding under sectIon 3.2, the RECIPIENT Is unable or unwilling to complete the Project, the RECIPIENT may, upon notice to CANADA, terminate the agreement

4.0  ELIGIBLE COSTS

4.1 For the purposes of this agreement, "eligible costs" means the following costs:

      a)  employee wages and related employment taxes and benefits.

      b)  overhead costs, and

      c)  capital costs.

     (Attach the approved budget as an annex to Schedule A.)

4.2  For greater certainty, "eligible costs" do not Include the following costs:

     a)  training costs

     b)  depreciation on fixed assets

     c)  the cost of purchase of motor vehicles

     d)  club memberships

     e)  bonuses

     f)  fines or penalties

     g)  directors' fees or honoraria

     h)  entertainment costs

4.3 Costs are eligible only If they are, in the opinion of CANADA, directly related to the Project and reasonable.

5.0  TERMS OF PAYMENT

     (Delete "monthly" or "quarterly", as appropriate)

5.1 Subject to sections 5.2 to 5.10, to CANADA may make monthly/quarterly advances of its contribution covering the RECIPIENT's estimated financial requirements for each month/quarter of the funding period.

5.2 The estimate of the RECIPIENT's financial requirements will be based upon a forecast of its cash flow requirements, satisfactory in form and detail, submitted to CANADA by the RECIPIENT.

5.3 If there is a variance between the cash flow requirements and the actual expenditures for any given month/quarter exceeding 15%, the RECIPIENT shall furnish CANADA with a revised forecast of cash flow requirements.

5.4 Before making the advance for the third month/quarter and each month/quarter thereafter, the RECIPIENT shall furnish CANADA with a satisfactory accounting of the contribution for the month/quarter ending one month/quarter prior to the month/quarter for which the advance In question is to be paid.

5.5 CANADA may withhold final payment of up to 10% of its total contribution until the Project has been completed. Final payment will be made following:

     a)  receipt and verification of a claim for the balance due, and

     b) receipt of the information on job creation referred to in section 7.3 whIch the RECIPIENT is required to turn over to CANADA and

     c) if required by CANADA, receipt of any auditor's report or other report that may be required to be submitted by the RECIPIENT under the terms of this agreement.

5.6  verification by CANADA or the claim for the balance due under paragraph 5.5
     a) may include,, if deemed advisable by CANADA, the conduct of an audit by CANADA of the RECIPIENT's books and records to verify the amount of the costs for which the RECIPIENT has claimed payment under the agreement.

5.7 Where quarterly advances are being made to the RECIPIENT under section 5.1, CANADA may, at any time and in its absolute discretion, by notice, alter the frequency of such advance payments and change them to a monthly basis.

5.8 Any interest earned on advances of CANADA's contribution shall be accounted for by the RECIPIENT. Such interest shall be deemed to be part payment of the contribution and shall be taken into account In the calculation of the final payment by CANADA, or repayment by the RECIPIENT, as may be appropriate in the circumstances.

5.9 In the event payments made to the RECIPIENT (Including any Interest earned on advances that Is deemed to be part payment of the contribution under section 5.8) exceed the amounts to which the RECIPIENT is properly entitled under this agreement, the amount of such excess is a debt owing to CANADA and shall be promptly repaid to CANADA upon receipt of notice to do so.

5.10 CANADA may withhold payment of any claim or advance pending the completion of an audit of the RECIPIENT's books and records conducted either by CANADA or by an Independent auditor pursuant to paragraph 6.1(i).

6.0  OBLIGATIONS OF THE RECIPIENT

6.1  The RECIPIENT shall:

     a) carry out and complete the Project In a diligent and professional manner, using qualified personnel;

     b) demonstrate to the satisfaction of CANADA that the carrying out of the Project will cause no harm, or only minimal harm to the environment;

     c) comply with all environmental protection laws and Implement any mitigative measures that have been identified as being required to ensure that the project will not cause significant harm to the environment;

     d) upon request of CANADA, produce any certificates, licenses and other authorizations required for the carrying out of the Project In respect of the rules relating to the environment;

     e) keep proper books of accounts and records, in accordance with generally accepted business and accounting practices, of the financial management of the Project, Including payroll records of staff of the RECIPIENT employed in carrying out the Project and records of all other Project expenditures and revenues including funding for Project costs received from other sources;

          f)      make the books, accounts and records referred to in paragraph
                  e) available at all reasonable times for inspection and audit by the representatives of CANADA who shall be permitted to take copies and extracts from such books and records;

          g) furnish CANADA with such additional Information as it may require with reference to such books and records,

          h) preserve the books and records referred to In paragraph e) and keep them available for audit and inspection by representatives of CANADA for a period of two (2) years following the end of the funding period;

          i) whenever CANADA deems it necessary and so requests the RECIPIENT In writing, retain the services of a duly qualified accountant approved by CANADA to carry out an audit of the books and records relating to the Project. The audit report shall certify:

                   i) the total actual expenditures on the eligible costs to date,

                   ii) the total payments of CANADA's CONTRIBUTION TO DATE, INCLUDING the amount of Interest that has accrued on any advances of the contribution,

                   iii) that all expenditures, except as noted In the report, were In accordance with this agreement; and


          j) within 30 days after completion of the audit report referred to in paragraph I), provide a copy of it to CANADA

7.0       REPORTS AND INFORMATION

7.1 The RECIPIENT shall, upon request, provide CANADA with progress reports, satisfactory In scope and detail, concerning the progress of the Project.

7.2 The RECIPIENT shall, upon request, arrange for representatives of CANADA to have access to the site or sites where the Project activities are being carried out to monitor their progress.

7.3 The RECIPIENT shall provide CANADA with the following Information 30 days following the completion of the agreement and one year after the termination of the project:

          a)      number of direct permanent, full-time jobs,

          b)      number of direct permanent part-time jobs,

          c)      number of direct seasonal jobs,

          d)      number of short-term jobs.

8.0       PUBLICITY

8.1 The RECIPIENT shall ensure that in any and all communication activities, publications, advertising and press releases referring to the Project, include an appropriate acknowiedgement, In terms satisfactory to CANADA, of CANADA's role in creating sustainable jobs and its contribution. The RECIPIENT shall notify CANADA in advance of any and all such communication activities, publications, advertising and press releases.

9.0       DISPOSITION OF ASSETS

9.1 The RECIPIENT shall PRESERVE ANY ASSETS ACQUIRED WITH the contribution and use them for the purposes of the Project DURING the FUNDING PERIOD
          UNLESS:

          a)      CANADA authorizes their disposition;

          b)      replacement of assets subject to wear is necessary;

          c)      assets which have become outdated require replacement.

9.2 The RECIPIENT agrees that at the end of the funding period, or upon termination of this agreement, if earlier, and if directed to do so by CANADA, any assets referred to in section 9.1 that have been preserved by it shall be

          a) sold at fair market value and that the funds realized from such sale be applied to the eligible costs of the Project to offset its contribution to the eligible costs of the Project;

          b) turned over to another person or organization designated or approved by CANADA; or

          c) disposed of In such other manner as may be determined by CANADA.

10.0      DEFAULT

10.1      The following constitute Events of Default:

          a) the RECIPIENT becomes bankrupt or Insolvent, goes into receivership, or takes the benefit of any statute from time to time being in force relating to bankrupt or insolvent debtors;

          b) an order is made or resolution passed for the winding up of the RECIPIENT, or the RECIPIENT is dissolved;

          c) the RECIPIENT Is in breach of the performance of. or compliance with, any term, condition or obligation on its part to be observed or performed pursuant to this agreement;

          d) the RECIPIENT has submitted false or misleading information to CANADA;

          e) in the opinion of CANADA, the RECIPIENT has failed to proceed diligently with the Project;

          f) in the opinion of CANADA, there is a material adverse change In risk in the RECIPIENT's ability to carry out the Project.

10.2      If

          a) an Event of Default specified In paragraph 10.1 (a) or (b) has occurred; or

          b) an Event of Default specified In paragraph 10.1 (c), (d), (E) or (f) has occurred and has not been remedied within 15 days of receipt by the RECIPIENT of written notice of default, or a plan satisfactory to CANADA to remedy such Event of Default has not been put Into place within such time period;

          CANADA may, In addition to any remedies otherwise available, Immediately terminate by written notice any obligation to make any further contribution to the RECIPIENT. All eligible costs up to the date of termination will be paid by CANADA, however.


10.3 In the event CANADA gives the RECIPIENT written notice of default pursuant to paragraph 10.2(b), CANADA may suspend any further payment under this agreement until the end of the period given to the RECIPIENT to remedy the Event of Default.


10.4 The fact that CANADA refrains from exercising a remedy it Is entitled to exercise under this agreement shall not be considered to be a waiver of such right and, furthermore, partial or limited exercise of a right conferred upon CANADA shall not prevent CANADA In any way from later exercising any other right or remedy under this agreement or other applicable law.

11.0      NEPOTISM

11.1 Notwithstanding section 3, no contribution shall be paid In respect of the wages paid to any employee who is a member of the immediate family of the RECIPIENT, or, if the RECIPIENT is a corporation or unincorporated association, who is a member of the family of an officer or a director of the corporation or unincorporated association, unless CANADA Is satisfied that the hiring of the employee was not the result of favouritism by reason of the employee's membership in the immediate family of the RECIPIENT or officer or director of the RECIPIENT, as the case may be.

11.2 For the purposes of subsection (1), "immediate family" means father, mother, step-father, step-mother, fosterparent, brother, SISTER, SPOUSE (INCLUDING COMMON LAW SPOUSE), child (Including child of common law spouse), step-child, ward, father-in-law, mother-in-law, or relative permanently residing with the RECIPIENT, officer or director, as the case may be.

12.0      EARLY TERMINATION

12.1 CANADA may terminate this agreement at any time without cause upon not less than 30 days written notice of INTENTION TO TERMINATE.

12.2 In the event of a termination notice being given by the RECIPIENT under section 3.4 or by CANADA under section 12.1

          a) the RECIPIENT shall make no further commitments in relation to the Project and shall cancel or otherwise reduce, to the extent possible, the amount of any outstanding commitments in relation thereto;

          b) all eligible costs incurred by the RECIPIENT up to the date of termination will be paid by CANADA, including Its costs of, and incidental to, the cancellation of obligations incurred by it as a consequence of the termination of the agreement; provided always that payment and reimbursement under this paragraph shall only be made to the extent that it is established to the satisfaction of CANADA that the costs mentioned herein were actually incurred by the RECIPIENT and the same are reasonable and properly attributable to the termination of the agreement; and


          c) the amount of any contribution funds which remain unspent shall be promptly repaid to CANADA, and such amount shall be a debt due to CANADA.


12.3 The RECIPIENT shall negotiate all contracts related to the Project, including subcontracts and employment contracts on terms that will enable the RECIPIENT to cancel same upon conditions and terms which will minimize to the extent possible THEIR CANCELLATION COSTS IN the event of a termination of this agreement, and generally the RECIPIENT shall cooperate with CANADA and do everything reasonably within its power at all times to minimize and reduce the amount of CANADA's obligations in the event of early termination hereunder.


13.0      GENERAL

13.1 This agreement may be amended by the mutual consent of the parties. To be valid, any amendment to this agreement shall be in writing and signed by the parties.

13.2 The RECIPIENT shall not assign this agreement or any part thereof or any payments to be made thereunder without the written permission of CANADA and any assignment made without that permission is void and of no effect.

13.3 No member of the House of Commons shall be admitted to any share or part of this agreement or to any benefit to arise therefrom.

13.4 The management, supervision and control of the Project are the sole and absolute responsibility of the RECIPIENT. The RECIPIENT is not in any way authorized to make a promise, agreement or contract on behalf of CANADA. The RECIPIENT shall be solely responsible for any and all payments and deductions required by law to be made including those required for Canada Pension Plan, employment insurance, workers' compensation and income tax. The parties hereto declare that nothing in this agreement shall be construed as creating a partnership or agency relationship between them.

13.5 The RECIPIENT shall disclose to CANADA without delay any fact or event that the RECIPIENT Is aware of from time to time which may compromise the RECIPIENT's chances of success In carrying out the Project either immediately or In the long term

13.6 The RECIPIENT shall obtain, prior to the commencement of any Project activity, all permits, licenses, consents and other authorizations that are deemed necessary to permit the carrying out of the Project, and the Project shall be executed in compliance with all laws, by-laws and regulations.

13.7 The RECIPIENT shall both during and following the term of this agreement Indemnify and save CANADA harmless from and against all claims, losses, damages, costs, expenses and other actions made, sustained, brought, threatened to be brought or prosecuted, In any manner based upon, occasioned by or attributable to any Injury or death of a person, or loss or damage to property caused or alleged to be caused by any wilful or negligent act, omission or delaly on the part of the RECIPIENT or its employees or agents, participating employers or participants In connection with anything purported to be or required to be provided by or done by the RECIPIENT pursuant to this agreement or done otherwise in connection with the Project. This provision shall survive the termination of this agreement.


13.8 It is a term of this agreement that no lndMdual, for whom the post-employment provisions of the "Conflict of Interest and Post-Employment Code for Public Office Holders" or the "Conflict of Interest and Post-Employment Code for the Public Service" apply, shall derive any direct benefit from this agreement unless that Individual is in compliance with the applicable post-employment provisions.


13.9 This agreement, including Schedule A, attached hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous agreements between the parties.

13.10 This agreement is binding upon the RECIPIENT and its successors and assigns.


Signed this_______day of___________


For the COMMISSION:

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(Signature)                              (Position)                      (Date)



For the RECIPIENT

/S/ MICHAEL J SCHAFF                 EXECUTIVE VICE PRESIDENT            3/10/99
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(Signature)                              (Position)                      (Date)


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(Signature)                             (Position)                       (Date)